UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2017

SUNSHINE HEART, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35312	68-0533453
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota 55344

(Address of Principal Executive Offices)  (Zip Code)

(952) 345-4200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 24, 2017, Sunshine Heart, Inc. (the “Company”) issued a press release announcing the closing of its underwritten public offering (the “Offering”) of (i) 2,800,000 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), (ii) 9,200,000 Common Stock Purchase Warrants (“Warrants”) and (iii) 6,400 Shares of Series E Convertible Preferred Stock, which includes the full exercise of the underwriter’s over-allotment option to purchase additional shares and warrants. The Company received gross proceeds of $9.2 million, prior to deducting underwriting discounts and commissions and offering expenses payable by the Company.

A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the closing of the Offering, the Company entered into a warrant agency agreement (the “Warrant Agency Agreement”) with American Stock Transfer & Trust Company, LLC (“AST”) on April 24, 2017, pursuant to which AST will serve as the Company’s Warrant Agent for the Offering. The Warrant Agency Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Further information on the terms of the Offering can be found on the Company’s Registration Statement on Form S-1 (File No. 333-216841), which was declared effective by the United States Securities and Exchange Commission on April 18, 2017.

Prior to the closing of the Offering, certain purchasers of the Company’s Class B Units elected to convert the Series E Convertible Preferred Stock underlying such units into shares of Common Stock. Following the completion of the Offering, as of April 24, 2017, the Company had outstanding 7,379,865 shares of Common Stock and 4,940 shares of Series E Convertible Preferred Stock, and the Company has received notices to convert an additional 710 shares of Series E Convertible Preferred Stock (convertible into an additional 710,000 shares of Common Stock), which are pending with the Company’s transfer agent.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Warrant Agency Agreement, by and between Sunshine Heart, Inc. and American Stock Transfer & Trust Company, LLC dated April 24, 2017.

99.1	Press Release, dated April 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNSHINE HEART, INC.

Dated: April 24, 2017	By:	/S/ CLAUDIA DRAYTON
Claudia Drayton, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Warrant Agency Agreement, by and between Sunshine Heart, Inc. and American Stock Transfer & Trust Company, LLC dated April 24, 2017.

99.1	Press Release, dated April 24, 2017.